MML SERIES INVESTMENT FUND

Supplement dated February 12, 2013 to the

Prospectus dated May 1, 2012 and the

MML Large Cap Value Fund Summary Prospectus dated May 1, 2012

This supplement provides new and additional information beyond that contained in the Prospectus, Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus, Summary Prospectus, and any previous supplements.

Important Notice Regarding Change in Investment Policy

The 80% test relating the name of the MML Large Cap Value Fund (the “Fund”) to its principal investments, as required by Rule 35d-1 under the Investment Company Act, has been modified as described below. The change will take effect no earlier than 60 days from the date of this supplement as described below.

Massachusetts Mutual Life Insurance Company (“MassMutual”), the Fund’s investment adviser, proposed to the Board of Trustees of the Fund (the “Board”), and the Board has unanimously approved, that the Fund’s name, investment objective, and policies be changed as described below. These changes are intended to reduce the volatility of the Fund, through the use of an index option-based risk management strategy designed to limit the amount of losses the Fund may incur at any one time. As a result of this index option-based risk management strategy, the Fund will likely achieve a less favorable investment performance in a rising equity market than its benchmark index.

On or about April 29, 2013, the name of the Fund will be changed to the MML Managed Volatility Fund.

On or about April 29, 2013, Gateway Investment Advisers, LLC (“Gateway”) will replace Davis Selected Advisers, L.P. (“Davis”) as subadviser to the Fund.

On or about April 29, 2013, the following information will replace similar information under the heading Investment Objective (page 62 in the Prospectus):

The Fund seeks to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments.

On or about April 29, 2013, the following information will replace the information found under Principal Investment Strategies (page 62 in the Prospectus) for the Fund:

Under normal circumstances, the Fund invests in a broadly diversified portfolio of common stocks, while also selling index call options and purchasing index put options. The Fund’s stock portfolio will have approximately 500 stocks, and seeks to duplicate the investment composition and return of the S&P 500® Index (the “Index”) by holding each stock included in the Index in approximately the same proportion as each stock’s relative weighting in the Index. The Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. As of December 31, 2012, the market capitalization range of companies included in the Index was $1.63 billion to $499.82 billion. Writing index call options provides steady cash flow and is an important source of the Fund’s return, although it also reduces the Fund’s ability to profit from increases in the value of its equity portfolio. The Fund also buys index put options, which can protect the Fund from a significant market decline that may occur over a short period of time. The value of an index put option generally increases as the prices of the stocks constituting the index decrease, and decreases as those stocks increase in price. From time to time, the Fund’s subadviser, Gateway Investment Advisers, LLC (“Gateway”), may reduce the Fund’s holdings of put options, resulting in an increased exposure to a market decline. Use of index options, a type of derivative, by the Fund may have the effect of creating investment leverage, although the Fund does not use index options for the purpose of creating investment leverage. The combination of the diversified stock portfolio, the steady cash flow from the sale of index call options and the downside protection from index put options is intended to provide the Fund with the majority of the returns associated with equity market investments with the potential to reduce volatility by exposing investors to less risk than other equity investments.

Equity securities purchased by the Fund may include U.S. exchange-listed common stocks, American Depositary Receipts (“ADRs”), which are securities issued by a U.S. bank that represent interests in foreign equity securities, and interests in real estate investment trusts (“REITs”). The Fund may hold a portion of its assets in cash or cash equivalents.

The Fund not only strives for the majority of the returns associated with equity market investments, but also returns in excess of those available from other investments comparable in volatility. By writing index call options and purchasing index put options in addition to investing in equity securities, Gateway intends for the Fund’s volatility to be closer to intermediate-to long-term fixed income investments (intermediate-term are those with approximately five-year maturities and long-term are those with maturities of ten or more years) and hybrid investments (blends of equity and short-term fixed income securities) than to equity investments. With its core investment in equities, Gateway expects the Fund to be less vulnerable to fluctuations in value caused by interest rate volatility, a risk factor present in both fixed income investments and “hybrid investments” (blends of equity and short-term fixed income), although Gateway expects the Fund to generally have lower long-term returns than a fund consisting solely of equity securities. The Fund intends that its index option-based risk management strategy will reduce the volatility inherent in equities while sacrificing less of the higher equity returns than hybrid investments. Thus, the Fund seeks to provide an efficient trade-off between risk and reward where risk is characterized by volatility or fluctuations in value over time.

The Fund continuously writes index call options, typically on the Index, on the full value of its broadly diversified stock portfolio. As the seller of the index call option, the Fund receives cash (the “premium”) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”). If the purchaser does not exercise the option, the Fund retains the premium. If the purchaser exercises the option, the Fund pays the purchaser the difference between the value of the index and the exercise price of the option. The premium, the exercise price and the value of the index determine the gain or loss realized by the Fund as the seller of the index call option. The Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the difference between the cost of repurchasing the option and the premium received will determine the gain or loss realized by the Fund.

The Fund buys index put options, typically on the Index, in an attempt to protect the Fund from a significant market decline that may occur over a short period of time. The value of an index put option generally increases as stock prices (and the value of the index) decrease and decreases as those stocks (and the index) increase in price. The Fund may not spend at any time more than 5% of its assets to purchase index put options.

On or about April 29, 2013, the following information will supplement the information found under Principal Risks (pages 62-63 in the Prospectus) for the Fund:

Correlation Risk The effectiveness of the Fund’s index option-based risk management strategy may be reduced if the performance of the Fund’s equity portfolio does not correlate to that of the indices underlying its option positions.

Options Risk The value of the Fund’s positions in index options fluctuates in response to changes in the value of the underlying index. Writing index call options limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call options. The Fund also risks losing all or part of the cash paid for purchasing index put options. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s options strategies, and for these and other reasons the Fund’s options strategies may not reduce the Fund’s volatility to the extent desired.

REIT Risk Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments.

On or about April 29, 2013, the following Principal Risks (pages 62-63 in the Prospectus) for the Fund will be deleted:

Convertible Securities Risk, Liquidity Risk, Preferred Stock Risk, Sector Risk, and Value Company Risk.

On or about April 29, 2013, the information for Davis Selected Advisers, L.P. under the heading Subadviser and Christopher C. Davis and Kenneth C. Feinberg under the heading Portfolio Managers relating to the Fund in the section titled Management (page 64 in the Prospectus) will be replaced by the following information:

Subadviser: Gateway Investment Advisers, LLC

Portfolio Managers:

Paul R. Stewart, CFA is a senior vice president and chief investment officer at Gateway. He has served as co-portfolio manager of the Fund since April 2013.

Michael T. Buckius, CFA is a senior vice president and portfolio manager at Gateway. He has served as co-portfolio manager of the Fund since April 2013.

Kenneth H. Toft, CFA is a vice president and portfolio manager at Gateway. He has served as co-portfolio manager of the Fund since April 2013.

On or about April 29, 2013, the following information will supplement the information found under Additional Information Regarding Principal Risks beginning on page 88 in the Prospectus:

•	Correlation Risk

The effectiveness of the Fund’s index option-based risk management strategy may be reduced if the performance of the Fund’s equity portfolio does not correlate to that of the indices underlying its option positions. It is possible that the Fund could lose money both on its portfolio investments and on the index put options it has purchased to protect against declines in the values of its portfolio investments.

•	Options Risk

Index options give the purchaser the right to buy (in the case of a call) or sell (in the case of a put) units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount” depending on the change in the level of the index during the term of the option. When the MML Managed Volatility Fund sells an index call option, it gives up the right to profit from any increase in the level of the index over the option exercise price during the term of the option, in return for the option premium it receives. When the MML Managed Volatility Fund buys an index put option, it acquires the right to profit from any decrease in the level of the index below the option exercise price during the term of the option. It is possible that changes in the value of an option will not correlate precisely with changes in the level of the underlying index, and that, as a result, the Fund may earn or lose more on an option position than it might otherwise expect in response to a change in the level of the index. Because Gateway may increase or decrease the amount of the Fund’s option activity in response to actual market developments, the Fund’s successful use of options will depend on the ability of Gateway to evaluate market movements correctly. There is no assurance that the MML Managed Volatility Fund will be able to sell or to close out an option position at any time or at any particular price. The Fund may lose money both on its portfolio investments and on its option activities.

On or about April 29, 2013, the information for Davis on page 102 in the Prospectus relating to the Fund under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds will be replaced by the following information:

Gateway Investment Advisers, LLC (“Gateway”), located at 312 Walnut Street, 35th Floor, Cincinnati, Ohio 45202-9834, manages the investments of the MML Managed Volatility Fund. As of December 31, 2012, Gateway had approximately $10.5 billion in assets under management.

Paul R. Stewart, CFA

is a co-portfolio manager of the MML Managed Volatility Fund. Mr. Stewart joined Gateway Investment Advisers, L.P., the predecessor to Gateway (the “Predecessor Adviser”), in 1995. He served as chief financial officer of the Predecessor Adviser through 2003. He became a senior vice president of the Predecessor Adviser and began working in the area of portfolio management in 2000. Mr. Stewart was appointed chief investment officer of the Predecessor Adviser in 2006.

Michael T. Buckius, CFA

is a co-portfolio manager of the MML Managed Volatility Fund. Mr. Buckius joined the Predecessor Adviser in 1999 and holds the positions of senior vice president and portfolio manager.

Kenneth H. Toft, CFA

is a co-portfolio manager of the MML Managed Volatility Fund. Mr. Toft joined the Predecessor Adviser in 1992 and holds the positions of vice president and portfolio manager.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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